August 28, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 7/31/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 7/31/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

Date:		August 28, 2003

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

Date:       August 28, 2003

By:    	/s/ W. Steven Culp
Title:  	Controller

Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
For the Period Ending                           7/31/2003
Calculation Of Pool Balance
 1  Total "Office" Receivables                                          3,216,811,719
 2  Less Ineligible Receivables:
 3  Removal of Ineligible Accounts                                        (23,391,759)
 4  SAU/NSF 0-30 in excess of
    .75% of Trust Receivables                                                       0
 5  NSF Over 30 Days Office                                                  (584,725)
 6  SAU Over 30 Days Office                                                (3,843,135)
 7  Total Principal Receivables                                         3,188,992,100
 8  Discount Factor                                                              0.50%
 9  End of month Pool Balance                                           3,173,047,140

Total Trust Receivables-Delinquency
 10 NSF 1-30 Office                                                           212,144
 11 SAU 1-30 Office                                                        12,400,459
 12 Total                                                                  12,612,603

 13 Trust Receivables                                                   3,216,811,719
 14 .75 % of Trust Receivables                                                   0.75%
 15 Total                                                                  24,126,088
 16 Amount in Excess                                                                0

 17 NSF 30+                                                                   584,725
 18 SAU 30+                                                                 3,843,135
                                                                            4,427,860
Overconcentrations
 19 End of month Pool Balance                                           3,173,047,140
                                                                         Limits             Actual        Excess
 20 A/R Receivables                                            20%        634,609,428        35,928,362          0

 21 Asset Based Receivables                                    20%        634,609,428       313,067,095          0

 22 Dealer concentration top 8                                2.5%         79,326,179       114,923,680 35,597,501

 23 Dealer concentration Other                                  2%         63,460,943        29,407,019          0

 24 Manufacturer Concentration Top 3                           15%        475,957,071       356,152,963          0

 25 Manufacturer Concentration Other                           10%        317,304,714        90,078,058          0

 26 Product Line Concentration:

 27 CE & Appl                                                  25%        793,261,785       128,409,104          0

 28 MIS                                                        25%        793,261,785       306,638,331          0

 29 Motorcycle                                                 25%        793,261,785       517,997,683          0

 30 Marine                                                     35%      1,110,566,499       655,363,767          0

 31 Manufacturered Home                                        25%        793,261,785                 0          0

 32 RV                                                         35%      1,110,566,499       857,236,722          0

 33 Music                                                      25%        793,261,785        60,881,726          0

 34 Industrial Equipment                                       25%        793,261,785       158,458,929          0

 35 A/R                                                        25%        793,261,785       348,995,457          0

 36 Snowmobiles                                                25%        793,261,785        28,281,227          0

 37 Other                                                      25%        793,261,785       154,548,773          0   ok

 38 Delayed Funding Receivables                                                             306,407,645

                                                    5/31/2003          6/30/2003          7/31/2003       Average
 39 Charge Offs to Receivables
    (Annualized)                                      0.17%              0.48%              1.33%             0.66%
 40 Payment Rate                                      37.40%             39.00%             40.95%           39.12%

Net Receivable Rate - Current Month
 41 Interest                                                 5.51%
 42 Discount                                                 2.46%
 43 Total                                                    7.97%
 44 Less Servicing                                          -2.00%
 45 Remaining                                                5.97%


Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             07/31/03
Collection Period       07/01/03 07/31/03
Determination Date      08/14/03
Distribution Date       08/15/03
                                                                Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2000-2          2000-2         2000-2        2000-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     06/30/03  3,006,607,800
2 Plus: Account Additions         07/01/03    416,740,438
3 Beginning of month
  Principal
  Receivables                     07/01/03  3,423,348,238
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         07/01/03  3,406,231,497
6 Beginning of month Dealer
  Overconcentrations              07/01/03              -
  Beginning of month
7 Unconcentrated
  Pool Balance                    07/01/03  3,406,231,497

8 End of month Principal
  Receivables                     07/31/03  3,188,992,100
9 Discount Factor                                0.50%
10End of mo Pool Balance          07/31/03  3,173,047,140
11End of month Dealer
  Overconcentrations              07/31/03     35,597,501
12End of month
  Unconcentrated Pool
  Balance                         07/31/03  3,137,449,639
13Overconcentrated %              07/31/03       1.12%
14Unconcentrated %                07/31/03      98.88%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 07/01/03                     7,502,341      500,000,000    477,500,000    15,000,000     7,500,000
16Allocation Percentage           07/01/03                       0.27%          18.13%          17.32%         0.54%         0.27%
17End of month Invested
  Amount                          07/31/03                    35,597,501      500,000,000    477,500,000    15,000,000     7,500,000
18Principal Payments
  Outstanding Principal           08/14/03                             -                -              -             -             -
19Balance                         08/15/03                    35,597,501      500,000,000    477,500,000    15,000,000     7,500,000
20Pool Factor                     08/15/03                                                       1.00000       1.00000       1.00000

Excess Funding Account
21End of month balance            07/15/03              -
22Determination Date
  Deposit                         08/15/03              -
  Distribution Date
23Disbursement                    08/15/03              -
  Excess Funding Account
24Balance                         08/15/03              -

Reserve Fund
25Required Amount                 08/15/03                                     17,500,000
26Beginning Balance               07/15/03                                     17,500,000
27Deposits              07/15/03  08/15/03                                         14,124
28Disbursements         07/15/03  08/15/03                                         14,124
29Ending Balance                  08/15/03                                     17,500,000

Collections
30Principal Allocation
  Percentage                      07/31/03                       1.05%          14.68%          14.02%         0.44%         0.22%
31Floating Allocation
  Percentage                      07/31/03                       1.05%          14.68%          14.02%         0.44%         0.22%

32Principal Collections 07/01/03  07/31/03  1,401,466,684        364,276
33Nonprincipal Collectio07/01/03  07/31/03     22,867,660          1,808
34Total Collections     07/01/03  07/31/03  1,424,334,345        366,084

Defaults
35Defaulted Amount      07/01/03  07/31/03      3,593,948
36Investor Default Amoun07/01/03  07/31/03                             -          527,555        503,815        15,827         7,913

Interest
37Monthly Interest                08/15/03                             -          592,867        557,923        21,014        13,930
38Interest Shortfall              08/15/03                             -                -              -             -             -
39Additional Interest             08/15/03                             -                -              -             -             -
40Total                           08/15/03                             -          592,867        557,923        21,014        13,930

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               07/01/03                                    500,000,000    477,500,000    15,000,000     7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         07/01/03  07/31/03                                        833,333        795,833        25,000        12,500
44Remaining Servicing Fee         08/15/03                                        833,333        795,833        25,000        12,500

Excess Servicing
45Nonprincipal Collectio07/01/03  07/31/03     22,867,660          1,808
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               07/01/03  07/31/03      1,699,762
47Floating Allocation
  Percentage                                                     1.05%          14.68%          14.02%         0.44%         0.22%
48Investor Nonprincipal
  Collections           07/01/03  07/31/03                         1,808        3,356,739      3,205,686       100,702        50,351
49Investor portion of
  Servicer Advance
  Less Reimbursement    07/01/03  07/31/03                             -          249,508        238,280         7,485         3,743
50Plus:  Investment Proc07/01/03  07/31/03                             -           16,158
51Less:
52Monthly Interest                08/14/03                             -          592,867        557,923        21,014        13,930
53Prior Monthly Interest          08/14/03                             -                -              -             -             -
54Additional Interest             08/14/03                             -                -              -             -             -
55Reserve Fund Deposit            08/14/03                             -                -              -             -             -
56Default Amount        07/01/03  07/31/03                             -          527,555        503,815        15,827         7,913
57Charge-Offs           07/01/03  07/31/03                             -                -              -             -             -
58Monthly Servicing Fee           08/15/03                             -          833,333        795,833        25,000        12,500
59Carry-over Amount               08/15/03                             -                -              -             -             -
60Carry-over Amount
     Additional Interest          08/15/03                             -                -              -             -             -
61Yield Supplement Dep.           08/15/03                             -                -
62Balance:  Excess Servi07/01/03  07/31/03                      1,808.00     1,668,650.00

Collection Account
63Beginning Balance               07/15/03                                              -
64Deposits              07/15/03  08/15/03                                        842,375
65Disbursements         07/15/03  08/15/03                                        842,375
66Ending Balance                  08/15/03                                              -

Interest Funding Account
67Beginning Balance               07/15/03                                              -
68Deposits              07/15/03  08/15/03                                        592,883
69Disbursements         07/15/03  08/15/03                                        592,883
70Ending Balance                  08/15/03                                            -

Principal Funding Account
71Beginning Balance               07/15/03                                              -
72Deposits              07/15/03  08/15/03                                              -
73Disbursements         07/15/03  08/15/03                                              -
74Ending Balance                  08/15/03                                              -

Yield Supplement Account
75Required Amount                 08/15/03                                      2,500,000
76Beginning balance               07/31/03                                      2,500,000
77Deposit               07/15/03  08/15/03                                          2,018
78Disbursements         07/15/03  08/15/03                                          2,018
79Ending balance                  08/15/03                                      2,500,000

Interest Rate for the Next Period
80One-month LIBOR       08/15/03  09/14/03          1.11000%
81Net Receivables Rate            07/31/03          5.97108%
